                                                                EXHIBIT 10(e)

FLH63
CONFIDENTIAL
061391

                       AMENDMENT TO CONSULTING AGREEMENT

              THIS AMENDMENT is entered into this 18th day of June, 1991, by and between CLEVELAND-CLIFFS INC, an Ohio corporation (hereinafter referred to as "Cliffs"), and SAMUEL K. SCOVIL of Gates Mills, Ohio (hereinafter referred to as "Consultant").
                              W I T N E S S E T H:
                              - - - - - - - - - -
              WHEREAS, Cliffs and Consultant entered into a Consulting Agreement, dated June 23, 1987, for a term ending on December 31, 1996; and
              WHEREAS, the parties to that agreement wish to amend it in certain respects.
              NOW, THEREFORE, the parties agree to amend said Consulting Agreement as follows:
              1.     Article III is amended in its entirety to read as follows:
                     III.   SERVICES AND COMPENSATION
                            -------------------------
                            Consultant agrees to provide to Cliffs, when and to
                     the extent reasonably required, consulting and advisory services during the term of this Agreement, and Cliffs agrees to pay Consultant at the rate of Twenty Thousand Dollars ($20,000.00) per year, payable quarterly in advance on the first day of January, April, July and October of each year, except that for the period commencing July 1, 1991 through December 31, 1992, the annual rate shall be Eighty Thousand Dollars
               ($80,000.00), of which Sixty Thousand Dollars
               ($60,000.00) of such annual rate shall not be subject to the penultimate sentence of Article X.
        2. Except as provided herein, the Consulting Agreement remains in full force and effect in accordance with its terms.
        IN WITNESS WHEREOF, this Agreement has been executed on the day and year first above written.

                                            CLEVELAND-CLIFFS INC

                                            By M. Thomas Moore
                                               ---------------
                                            Consultant:

                                            Samuel K. Scovil
                                            ----------------
                                            SAMUEL K. SCOVIL




                                     -2-